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                                                                      EXHIBIT 17


      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


              VOTE BY TELEPHONE                               VOTE BY INTERNET                            VOTE BY MAIL
                                   TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

            VOTING BY TELEPHONE                             VOTING BY INTERNET                            VOTING BY MAIL

Have your proxy card available.  Call the         Have your proxy card available.  Log        Please mark, sign and date your proxy
TOLL-FREE NUMBER 1-800-XXX-XXXX using a           on to http://www.aimfunds.com and           card and return it in the POSTAGE-PAID
touch-tone telephone.  You will be                select Proxy Voting to access your          ENVELOPE provided or return it to:
prompted to enter your Control Number as          Fund.  Follow the simple screen             Proxy Tabulator, P.O. Box xxxx,
shown below.  Follow the simple prompts           instructions that will be presented         Hingham, MA 02043-xxxx.
that will be presented to you to record           to you to record your vote.
your vote.
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                   NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET,
                     PLEASE DO NOT SEND YOUR PROXY BY MAIL.

        ----------------------------------------------------------------
             USE THE CONTROL NUMBER BELOW TO VOTE THIS PROXY CARD BY
                             TELEPHONE OR INTERNET.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                    **** CONTROL NUMBER: 999 999 999 999 ****
        ----------------------------------------------------------------

         * Please fold and detach card at perforation before mailing. *


PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                         AIM GLOBAL INFRASTRUCTURE FUND

                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 4, 2002

       The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on September 4, 2002, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED,
       THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                        PROXY MUST BE SIGNED AND DATED BELOW.

                                        Dated                      2002
                                              --------------------



                                        ----------------------------------------
                                            Signature(s) (if held jointly)

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.



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         o Please fold and detach card at perforation before mailing. o

     * PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. *
       PLEASE DO NOT USE FINE POINT PENS.

                                                                           -----
                                                                             X
                                                                           -----

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES
RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                   FOR       AGAINST      ABSTAIN
1.   To approve an Agreement and Plan of Reorganization that provides for the      [ ]         [ ]          [ ]
     combination of AIM Global Infrastructure Fund, a portfolio of AIM
     Investment Funds, with AIM Global Utilities Fund, a portfolio of AIM Funds
     Group.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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